UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ONE LIBERTY PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 below, at the annual meeting of stockholders held on June 9, 2022 (the “Annual Meeting”), our stockholders approved our 2022 Incentive Plan.

As reported in our Annual Report on Form 10-K for the year ended December 31, 2021 and/or the definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2022 (the “Proxy Statement):

●	Joseph A. DeLuca did not stand for reelection as a director and accordingly his term as a director expired at our Annual Meeting;

●	contemporaneously with her election at the Annual Meeting as a director with a term expiring in 2025, Ms. Till resigned as a director with a term expiring in 2023; and

●	effective as of the Annual Meeting, we reduced (i) the number of members on the board to nine director positions and (ii) the number of Class 2 director positions (with a term expiring in 2023) to three directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual Meeting, all of the proposals presented to stockholders were approved. The proposals are described in detail in our Proxy Statement. Set forth below is a summary of the proposals and the voting results with respect thereto:

Proposal 1 – Election of Directors

To elect the directors named below for a term expiring at the 2025 annual meeting of stockholders:

	For	Against	Abstain	Broker Non-Votes
Matthew J. Gould	13,569,006	968,037	39,321	2,539,776
J. Robert Lovejoy	12,392,536	2,143,818	40,010	2,539,776
Karen A. Till	11,267,307	3,272,270	36,787	2,539,776

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2022:

For	Against	Abstain
16,987,696	73,398	55,046

Proposal 3 – The Approval of One Liberty Properties, Inc. 2022 Incentive Plan

To approve the 2022 Incentive Plan pursuant to which, among other things, up to 750,000 shares of common stock may be issued:

For	Against	Abstain	Broker Non-Votes
14,027,371	441,237	107,756	2,539,776

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	2022 Incentive Plan
101	Cover Page Interactive Data File – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: June 9, 2022	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President and
Chief Financial Officer

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